o TCAP SA-1

                        SUPPLEMENT DATED NOVEMBER 1, 2004
                  TO THE STATEMENT OF ADDITIONAL INFORMATION OF
                       TEMPLETON CAPITAL ACCUMULATOR FUND

                              DATED JANUARY 1, 2004

THE STATEMENT OF ADDITIONAL INFORMATION IS AMENDED AS FOLLOWS:

I. THE EIGHTH AND NINTH PARAGRAPH UNDER "BUYING AND SELLING SHARES" SECTION IS REPLACED WITH THE FOLLOWING:

     In addition to the sales charge payments described below under "The Underwriter, Distribution and service (12b-1) fees," Distributors and/or its affiliates may make the following additional payments out of its own assets to securities dealers that sell shares of Franklin Templeton funds:

     MARKETING SUPPORT PAYMENTS. Distributors may make payments to certain dealers who are holders or dealers of record for accounts in one or more of the Franklin Templeton funds. A dealer's marketing support services may include business planning assistance, advertising, educating dealer personnel about the Franklin Templeton funds and shareholder financial planning needs, placement on the dealer's list of offered funds, and access to sales meetings, sales representatives and management representatives of the dealer. Distributors compensates dealers differently depending upon, among other factors, sales and assets levels, redemption rates and the level and/or type of marketing and educational activities provided by the dealer.

     Except as described below, in the case of any one dealer, marketing support payments will not exceed the sum of 0.10% of that dealer's current year's total sales of Franklin Templeton mutual funds and 0.05% (or 0.03%) of the total assets, respectively, of equity or fixed income funds attributable to that dealer, on an annual basis.

     TRANSACTION SUPPORT PAYMENTS. The types of payments that Distributors may make under this category include, among others, payment of ticket charges of up to $20 per purchase or exchange order placed by a dealer or one time payments for ancillary services such as setting up funds on a dealer's mutual fund trading system.

     OTHER PAYMENTS. From time to time, Distributors, at its expense, may provide additional compensation to dealers which sell or arrange for the sale of shares of the Fund(s). Such compensation may include financial assistance to dealers that enable Distributors to participate in and/or present at conferences or seminars, sales or training programs for invited registered representatives and other employees, client and investor events and other dealer-sponsored events. These payments may vary depending upon the nature of the event.

     Distributors routinely sponsors due diligence meetings for registered representatives during which they receive updates on various Franklin Templeton funds and are afforded the opportunity to speak with portfolio managers. Invitation to these meetings is not conditioned on selling a specific number of shares. Those who have shown an interest in Franklin Templeton funds, however, are more likely to be considered. To the extent permitted by their firm's policies and procedures, registered representatives' expenses in attending these meetings may be covered by Distributors.

     Other compensation may be offered to the extent not prohibited by state laws or any self-regulatory agency, such as the NASD. Distributors makes payments for events it deems appropriate, subject to Distributors guidelines and applicable law.

     You can ask your dealer for information about any payments it receives from Distributors and any services provided.

II. THE THIRD PARAGRAPH OF THE "SHAREHOLDER SERVICING AND TRANSFER AGENT"
SECTION IS MODIFIED AS FOLLOWS:

     Investor Services may also pay servicing fees, that will be reimbursed by the Fund, in varying amounts to certain financial institutions (primarily to help offset their costs associated with client account maintenance support, statement preparation and transaction processing) that (i) maintain omnibus accounts with the Fund in the institution's name on behalf of numerous beneficial owners of Fund shares who are either direct clients of the institution or are participants in an Employer Sponsored Retirement Plan for which the institution, or its affiliate, provides participant level record keeping services (called "Beneficial Owners"); or (ii) provide support for Fund shareholder accounts by sharing account data with Investor Services through the National Securities Clearing Corporation (NSCC) networking system. In addition to servicing fees received from the Fund, these financial institutions also may charge a fee for their services directly to their clients. Investor Services will also receive a fee from the Fund for services provided in support of Beneficial Owners and NSCC networking system accounts.

III. THE "PERFORMANCE" SECTION BEGINNING ON PAGE 30 IS SUPPLEMENTED WITH THE
FOLLOWING:

Fund returns shown in the following table do not include the effect of the separate sales and creation charges assessed through Templeton Capital Accumulation Plans. If these charges were included, the Fund's returns would have been lower.


                                                                         INCEPTION
FUND RETURNS                        1-YEAR      5-YEARS     10-YEARS      (3/1/91)
---------------------------------------------------------------------------------------
Cumulative Total Return/1            16.72%      17.51%     115.27%        271.86%
Average Annual Total Return/2        16.72%       3.28%       7.97%         10.21%
Value of $10,000 Investment/3      $11,672     $11,751     $21,527         $37,186


                                                                         INCEPTION
PLAN RETURNS                        1-YEAR      5-YEARS     10-YEARS      (3/1/91)
---------------------------------------------------------------------------------------
Average Annual Total Return/2       -41.64%      1.13%        7.42%          9.91%**
Average Annual Total 9/30/04/4      -39.75%      2.40%        7.96%         10.10%***

1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated.

3. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.

4. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

* Plan returns include the effects of the separate sales and creation charges assessed through Templeton Capital Accumulation Plans' $50/month 15-year Plan. The rate of deductions decreases proportionately as Plan sizes increase.

** Based on pro-rated sales charges from Fund inception through 8/31/04.

*** Based on pro-rated sales charges from Fund inception through 9/30/04.

Performance data quoted represents past performance, which does not guarantee future results. Investment returns and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, call 1-800/632-2301.

For the first year of a Plan, sales and creation charges can amount to 50% of the total amount invested during the year. Since shares of the Fund can only be acquired through Templeton Capital Accumulation Plans, investors should read the Plan prospectus for more complete information on the impact of the sales and creation charges applicable to the Plan.

                Please keep this supplement for future reference.